Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
The Company’s current executive compensation program does not include stock options. Except for atypical off-cycle RSU grants most commonly made as part of a new or atypical compensation arrangement (typically in connection with a new hire or promotion), equity grants are approved annually by the Compensation & Human Capital Management Committee in February as part of its review and approval of the annual executive compensation program.

Award Timing Method	Except for atypical off-cycle RSU grants most commonly made as part of a new or atypical compensation arrangement (typically in connection with a new hire or promotion), equity grants are approved annually by the Compensation & Human Capital Management Committee in February as part of its review and approval of the annual executive compensation program.
Award Timing Predetermined	true